UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2006

RUSH ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-20797	74-1733016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 IH-35 South, Suite 500, New Braunfels, Texas	78130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (830) 626-5200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 15, 2006, Rush Enterprises, Inc. (the “Company”) and certain of its subsidiaries entered into an Amended and Restated Amendment (the “2006 Amendment”) to the Dealer Sales and Service Agreements (the “Dealer Agreements”) with Peterbilt Motors Company, a division of PACCAR, Inc.  Pursuant to the Dealer Agreements, the Company is authorized to act as a nonexclusive dealer of Peterbelt trucks in certain designated areas.  The 2006 Amendment supersedes and replaces the Amended and Restated Amendment to the Dealer Agreements, dated October 5, 2000.

The 2006 Amendment extends the requirement that W. Marvin Rush, Barbara Rush, W.M. “Rusty” Rush, Robin M. Rush and the other shareholders listed on Addendum D to the Dealer Agreements (collectively, the “Dealer Principals”) retain beneficial ownership of not less than 30% of the voting power (the “Voting Ownership”) of the Company’s capital stock.  Under the terms of the 2006 Amendment, the Dealer Agreements may be terminated if, among other things, the Voting Ownership is not maintained by the Dealer Principals.  Additionally, some of the shareholders included in the definition of Dealer Principals were changed in the 2006 Amendment.  The 2006 Amendment is applicable to any future Dealer Agreements entered into by the Company, unless provided otherwise therein.

The description of the 2006 Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the 2006 Amendment, a copy of which is attached to this report as Exhibit 10.2, and incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Document Description
10.1

Form of Dealer Sales and Service Agreement by and among Peterbilt Motors Company, a division of PACCAR, Inc., Rush Enterprises, Inc. and the subsidiaries of Rush Enterprises, Inc. set forth therein (incorporated herein by reference to Exhibit 10.18 of the Company’s Form 10-K (File No. 000-20797) for the year ended December 31, 1999)

10.2*

Amended and Restated Amendment to Dealer Sales and Service Agreements, dated June 15, 2006, by and among Peterbilt Motors Company, a division of PACCAR, Inc., Rush Enterprises, Inc. and the subsidiaries of Rush Enterprises, Inc. set forth therein

*          Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

Dated June 16, 2006	By:	/s/ Martin A. Naegelin, Jr.
Martin A Naegelin, Jr.
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Document Description
10.1

Form of Dealer Sales and Service Agreement by and among Peterbilt Motors Company, a division of PACCAR, Inc., Rush Enterprises, Inc. and the subsidiaries of Rush Enterprises, Inc. set forth therein (incorporated herein by reference to Exhibit 10.18 of the Company’s Form 10-K (File No. 000-20797) for the year ended December 31, 1999)

10.2*

Amended and Restated Amendment to Dealer Sales and Service Agreements, dated June 15, 2006, by and among Peterbilt Motors Company, a division of PACCAR, Inc., Rush Enterprises, Inc. and the subsidiaries of Rush Enterprises, Inc. set forth therein

*          Filed herewith